Exhibit 10.38
                                                                             RSH
                                                                         30006-1
                                                                            3141

                            STANDARD INDUSTRIAL LEASE
                           (California - Gross Lease)

This Lease is made November 4, 2004, between R. S. HOYT, JR. FAMILY TRUST dated June 23, 1980 ("Landlord') and WILLIAM JOSEPH GLEDHILL, JR., an Individual and DAVID MICHAEL LYONS, an Individual, ("Tenant"), who agree as follows:

1.    PREMISES

      Landlord leases to Tenant and Tenant leases from Landlord the real property and the building and improvements located in the City of Anaheim, County of Orange, State of California, described as an industrial building, being approximate1y 8,000 square feet in area, known as 2301 Via Burton, Anaheim, California 92806 ("the premises).

2.    TERM

      2.1 Term. The term shall be for seventeen (17) months commencing January 1, 2005, and shall expire May 31,2006, unless sooner terminated pursuant to any provision hereof.

      2.2 Delay in Possession. If for any reason Landlord cannot deliver possession of the premises by the date specified for the commencement of the term, Landlord shall not be liable for any damage caused for failing to deliver possession, and this lease shall not be void or voidable. Tenant shall not be liable for rent until Landlord delivers possession of the premises to Tenant, but the term shall not be extended by the delay. If Landlord does not deliver possession of the premises to Tenant within sixty (60) days from said commencement date, Tenant can elect to terminate this lease by giving notice to Landlord at any time before the date Landlord delivers possession of the premises to Tenant.

      2.3 Early Possession. Tenant may only occupy the premises prior to said commencement date with a separate written early possession agreement with Landlord.

      2.4   Option to Extend.

            (a) Subject to the conditions hereinafter in this paragraph set forth, Tenant shall have the option to extend the initial seventeen (17) month term of this lease for a further period of twenty four (24) months upon the same terms and conditions as are herein contained with respect to the initial term.

            b) The right to exercise such option is subject to the following conditions:

                  (1) Tenant shall give written notice to Landlord of the exercise of such option at least 120 days prior to the expiration of the initial seventeen (17) month term of this lease;


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                  (2)   The lease is in full force and effect at the time of the
            exercise of such option, as well as at the commencement of the extension term;

                  (3)   Tenant is in possession of the premises; and

                  (4) Tenant is not in default at the time of exercise of such option or at the commencement of the extended term.

3.    ACCEPTANCE OF THE PREMISES.

      3.1 Landlord Good Operating Condition Warranty: Landlord warrants to Tenant that the heating, ventilating and air conditioning equipment, (except for any space heaters on premises), plumbing equipment, lighting fixtures and other electrical apparatus and loading doors in the premises will be in good operating condition on the lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, to promptly, at Landlord's sole cost, rectify such violation. Tenant's failure to give such written notice to Landlord within thirty (30) days after the lease commencement date shall cause the conclusive presumption that Landlord has complied with all of Landlord's obligations hereunder.

      3.2 Condition of Premises. Tenant's taking possession of the premises shall constitute Tenant's acknowledgement that the premises are in good condition and except as otherwise provided in subparagraph 3.1, Tenant is accepting the building in its "as is" condition, including, but not limited to all offices, heating equipment, plumbing equipment, floor coverings, lighting fixtures and other electrical apparatus.

      3.3   Landlord   Improvements.   Notwithstanding   paragraph   3.1  above,
Landlord, at Landlord's sole cost and expense, shall make the improvements as set forth in Exhibit "A" attached hereto, approved and signed by the parties.

      3.4 Tenant Improvements. Notwithstanding paragraph 3.1 above, Tenant, at Tenant's sole cost and expense, shall make the improvements as set forth in Exhibit "A" attached hereto, approved and signed by the parties.

4.    RENT

      4.1 Monthly Rent. Tenant shall a Landlord as rent, without deduction, setoff, prior notice, or demand, the sum of $2,720.00 per month in advance on the first day of each month of the term hereof. Tenant shall pay Landlord upon execution $2,720.00 as rent for the first full month of the term. Rent for any period during the term hereof which is for less than one month shall be billed at a prorata portion of the monthly rent payment. Rent shall be payable to Landlord at the address to which notices to Landlord are given or to such other persons or at such other places as Landlord may designate in writing.


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      4.2   Adjustment of Rent During  Initial  Term.  Commencing on February 1,
2005 and continuing through May 31,2006 the adjusted rent shall be $5,440.00 per month.

5.    SECURITY DEPOSIT

      On execution of this lease, Tenant shall deposit with Landlord $6,118.00 as a security deposit for the performance by Tenant of the provisions of this lease. If the tenant is in default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Tenant shall immediately on 2 demand pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. Upon any increase in the monthly rent during the term of this lease or any option period upon Landlord's written notification, Tenant shall thereupon deposit with Landlord additional security deposit so that the amount of security deposit held by Landlord shall at all times be the same amount as the monthly rent then payable. If Tenant is not in default at the expiration or termination of this lease, Landlord shall return the security deposit to Tenant. Landlord's obligations with respect to the security deposit are those of a debtor and not a trustee. Tenant acknowledges and agrees that in the event Tenant shall file a voluntary petition pursuant to the Bankruptcy Code or any successor thereto, or if an involuntary petition is filed a against Tenant pursuant to the Bankruptcy Code or any successor thereto, then Landlord ma apply the security deposit towards those obligations of Tenant to Landlords which accrued prior to the filing of such petition. Landlord can maintain the security deposit separate and apart from Landlord's general funds or can commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

6.    TAXES

      6.1 Personal Property Taxes. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges ("taxes") that are levied and assessed against Tenant's personal property installed or located in or on the premises, and that become payable during the term of this lease. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

      6.2 Real Property Taxes. Tenant shall pay increases in real property taxes, whether the increase resulted from increased rate and/or valuation levied and assessed against the premises, over and above those real property taxes levied and assessed against the premises for the base year, which is 2004-2005.

      For the purposes of this Lease, "real property taxes" shall mean and include all real property taxes, general and special assessments, foreseen as well as unforeseen, which are levied or assessed upon or with respect to the Property in which the remises is situated, an improvements, fixtures, equipment and other property of Landlord located on the Property and used in connection with the operation of all or any portion of the Property, as well as an tax, surcharge or assessment which shall be levied or assessed in addition to or in lieu of such real property taxes and assessments. Real property taxes shall also include any expenses incurre1 by Landlord in contesting the amount of validity of any real property taxes and assessments.


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      Each year  Landlord  shall notify  Tenant of the real  property  taxes and together I with such notice shall furnish Tenant with a cop of the tax bill, including the tax bill I for the base year. Tenant shall ay Landlord tie amount of the increase in the real property taxes annually not later than 10 days after receipt of the tax bill.

      Tenant's liability to pay real property taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included in the term at its commencement and expiration.

      6.3 Substitute and Additional Taxes. Tenant shall not be required to pay any state or federal income or franchise taxes of Landlord, or any state or federal estate or inheritance taxes of Landlord. If at any time during the term, the State of California or any political subdivision of the state, including any count city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against and or a tax, fee, or excise on (1) rents, (2) the square footage of the premises, (3) the act of entering into this lease, or (4) the occupancy of Tenant, or levies or assesses against Landlord any other tax, fee, or excise, or however described, including without limitation, a so-called value added tax, as a direct substitution in whop: or in part for, or in addition to, any real property taxes, Tenant shall before delinquency pay that tax, fee, or excise.

7.    USE OF PREMISES

      7.1 Use. Tenant shall use the premises for offices and CNC Machine Shop and for no other use without the written consent of Landlord. Without limitation of the foregoing and without limitation of paragraph 7.3, non of the following actions or uses, are permitted on or about the premises:, (a) washing of vehicles, or work on or repair of vehicles; (b) parking, staging or storing any non-related business vehicles or personal recreation vehicles, including, but not limited to, RV's, boats, campers and trailers.

      7.2 Compliance with Laws. Tenant shall not do or permit anything to be done in or about said premises which will in any way affect the safety of the premises, and Tenant shall comply, at Tenant's sole cost, with all applicable laws, ordinances, rules and regulations of city, county, state and federal authorities, and the rules, regulations and requirements of the Board of Fire Underwriters, and Tenant shall at no time suffer or permit rubbish, papers, dirt or refuse to accumulate in or about the premises.

      7.3 Nuisance. Tenant shall not use the premises in any manner that will constitute waste, nuisance, or unreasonable annoyance to owners or occupants of adjacent properties.


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      7.4   Hazardous Materials.

            (a) Tenant shall not use or permit an other person to use any portion of the premises for the storage, use, treatment or disposal of any hazardous material (as hereafter defined), except that, subject to strict compliance with the provisions of this section 7.4, Tenant may, in connection with its operation of its business described in paragraph 7.1, bring on the premises products and substances in normal and customary quantities required for cleaning and maintenance of the premises, including diesel fuel and/or gasoline for the parking and storage of vehicles or operation of forklift.

            (b) Tenant represents, warrants and agrees that as to any equipment, materials, substances or other things coming on the premises during the term of this lease or any predecessor lease with Tenant (including without limitation, the products and substances described in (a) above), Tenant will at the sole cost and expense of Tenant, comply with all local, state and federal statutes, rules, regulations and orders governing use, storage and disposal of flammable or combustible material, hazardous substances, toxic substances and hazardous waste as now or hereafter defined as a "hazardous waste," "hazardous substance," "toxic substance," pollutant or contaminant under any federal, state of local statute or regulation, rule or ordinance or amendments thereto including, without limitation. the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section; 9601 et seq.) and/or the Resource Conservation and Recover Act (42 U.S.C. section 6901, et seq.) and/or
Section 25117 of the California Health and Safety Code, or any successor statute, substances which contain gasoline, diesel fuel or other petroleum hydrocarbons and any other substance the presence of which requires investigation or remediation under any federal, state f local statute, regulation, ordinance, order, action, policy or common law (herein collectively referred to as "hazardous materials"), and that Tenant will indemnify Landlord against and hold Landlord harmless from all claims, damages, loss, cost and expense (including attorneys' fees) relating to or arising out of such hazardous materials coming on the premises during the term of this lease or any predecessor lease with Tenant or otherwise caused by actions or omissions of Tenant or its invitees. On termination of the Lease, Tenant will remove from the premises all hazardous materials and all containers in which such hazardous materials have been stored. The foregoing does not in any way limit any other obligation of Tenant under this Lease.

            (c) Landlord represents and warrants that to the best of Landlord's knowledge, there were no hazardous materials on or under the premises prior to Tenant taking possession of the premises. Landlord will indemnify Tenant against and hold Tenant harmless from all claims, damages, loss, cost and expense (including attorneys' fees) relating to or arising out of hazardous materials which were on or under the premises prior to Tenant taking possession of the premises or brought to the premises by Landlord in connection with its improvements or repairs to the premises as provided in this lease.

            (d) The indemnifications of the parties in this section 7.4 shall include, without mutation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by an federal, state or local governmental agency or political subdivision because of hazardous materials for which such indemnifying arty is responsible as above specified in subparagraphs (a), (b) and (c), and Tenant's obligation under this paragraph 7.4 shall survive expiration or earlier termination of this lease.


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8.    MAINTENANCE

      8.1 Landlord Maintenance. Except as provided in paragraphs 13 and 14 and except for damage caused by Tenant, Landlord at its cost shall maintain, in good condition, the structural parts of the building which structural parts include only the foundations, bearing and exterior walls (excluding glass and doors), sub flooring, and roof. Tenant waives the benefit of any resent or future law which might give Tenant the right to repair the premises at Landlord's expense or to terminate this lease because of the condition of the premises.

      8.2 Tenant Maintenance. Except as provided in paragraph 8.1, Tenant at its cost shall maintain, in good condition, all portions of the remises, including, without limitation, the office entry, glass, windows, exterior overhead doors, exterior passage doors and the interior of the premises. In addition, Tenant shall, at Tenant's expense, repair any damage to the structural parts of the building, including damage to the shop floor surfaces, referred to in paragraph 8.1 caused by Tenant's acts or omissions.

      8.3 Surrender. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the premises to Landlord in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Tenant shall repair any damage to the premises occasioned by the installation or removal of Tenant's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this lease, Tenant shall leave the airlines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning and plumbing in good operating condition.

      8.4 Heating, Ventilating and Air-Conditioning. Tenant shall be solely responsible for the maintenance and repair of the heating, ventilating and air conditioning installed on the premises and shall execute a quarterly inspection and maintenance contract covering all of the office heating, ventilating and air conditioning. Said maintenance contract shall be executed with a licensed heating, ventilating and air conditioning contractor approved b Landlord. Said maintenance contract shall remain in effect during the entire term of the lease and any extension or renewal thereof. Tenant shall furnish Landlord a copy of said maintenance contract. Upon expiration of the Lease, Landlord may inspect heating, ventilating and air conditioning and Tenant shall be responsible for, if any, maintenance or repair required.

      8.5 Sprinkler System Inspection. If the building in which the premises are situated has a wet fire sprinkler system, Tenant shall pay for an annual inspection of such system as required by Landlord's insurance company. If the premises include only a portion of the building, Tenants share of the inspection cost shall be the proportion that the total number of square feet included in the premises bears to the total number of square feet in the building.

9.    ALTERATIONS

      Tenant shall not make any alterations to the premises without Landlord's written consent. Landlord may require Tenant to remove any or all of said alterations at the expiration of the term and restore the premises to their prior condition. Unless Landlord requires their removal, any alterations made (including, without limitation, power panels and lighting fixtures, whether or not such installations constitute trade fixtures of Tenant) shall remain on and be surrendered with the premises on expiration or termination of the term.


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10.   MECHANICS' LIENS

      Tenant shall pay all costs for construction done by Tenant or caused to be done by Tenant on the premises as permitted by this lease. Tenant shall keep the premises free and clear of all mechanics' liens resulting from construction done by or for Tenant.

      Tenant shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of Civil Code section 3143, or any successor statute, and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).

11.   UTILITIES

      Tenant shall pay or cause to be paid all charges for water, gas, light, heat or power, telephone, trash collection service, any alarm or security services and other services supplied to Tenant in connection with the Premises.

12.   INDEMNITY AND INSURANCE

      12.1 Exemption of Landlord from Liability. Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause. Tenant waives all claims against Landlord for damage to person or property arising for any reason, except for damage resulting from the acts or omissions of Landlord.

      12.2 Indemnity. Tenant shall hold Landlord harmless from all damages arising out of any injury or damage to any person or property occurring in, on, or about the premises, except for damage resulting from the acts or omissions of Landlord.

      12.3 General Commercial Liability and Property Damage Insurance. Tenant shall maintain general commercial liability and property damage insurance with a combined single liability limit of $1,000,000.00 per occurrence, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the premises. Said general commercial liability and property damage insurance shall:

            (a) Name Landlord and Landlord's property manager Bryan Industrial Properties, Inc. as additional insureds.

            (b) Be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least an A - 8 status as rated in the most recent edition of Best's Insurance Reports.


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            (c)   Be issued as a primary policy.

            (d) Contain an endorsement requiring 30 days' written notice from the insurance company to Landlord and Tenant before cancellation or change in the coverage, scope, or amount of any policy.

            (e) Shall insure performance by Tenant of the indemnity provisions of paragraph 12.2.

Said policy, or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with the Landlord at the commencement the term, and on renewal of the policy not less than 20 days before expiration of the term of the policy.

      12.4 Waiver of Subrogation. The parties release each other, and their respective authorized representatives, from any claims for damage to the premises and to the fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. Tenant and Landlord shall give notice their respective insurance carriers that the foregoing mutual waiver of subrogation is contained in this lease. This waiver does not release or waive the right of Landlord to recover from Tenant the portion of any loss not covered by Landlord's property insurance including the deductible amount of any such property insurance.

      12.5 Fire Insurance on Building. Landlord at its cost shall maintain on the building and other improvements that are part of the premises (in which the premises are located) a policy of standard fire insurance with special extended coverage endorsement, to the extent of at least 90% of full replacement value. The insurance policy shall be in the name of Landlord, with loss payable to Landlord and the holders of any mortgages or deeds of trust on the premises. Landlord shall not be required to insure any of Tenant's improvements or alterations.

      12.6 Tenant's Fire Insurance. Tenant at its cost shall maintain on all its personal property, Tenant's improvements and alterations, in, on, or about the premises a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least 90% of their full replacement value. The proceeds of any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations. In addition, Tenant may at Tenant's sole cost and discretion secure insurance to cover damage to the building not currently insured under Landlord's policy or are less than the Landlord's current deductible amount of $10,000.00 per occurrence.

      12.7 Tenant Payment of Increase in Fire Insurance Cost. If the fire insurance rate on the building on the premises is raised above the existing rate (Travelers Property & Casualty Insurance No 630378L8376TlL97) by reason of the nature of Tenants business or the manner in which Tenant conducts its business, then the increased cost of such fire insurance above the now existing rate per annum per each $100.00 coverage up to the expiration of this lease or any renewal hereof shall be payable by Tenant as additional rental hereunder, with and in addition to the next succeeding rental installment payable hereunder following the effective date of such rate increase.


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13.   DESTRUCTION

      13.1 Insured Loss. If, during the Term, the premises are totally or partially destroyed from any cause covered by Insurance described in section 12.5, rendering the premises totally or partial1 inaccessible or unusable, Landlord shall restore the premises to substantially the same condition as they were immediate1y before destruction, if the restoration can be made under the existing laws and can be completed within 60 days after the date of the destruction. Such destruction shall not terminate this lease. If the restoration cannot be made in the time stated in this time stated in this paragraph, then within 15 days after the parties determine that the restoration cannot be made in the time stated in this paragraph, Tenant can terminate this lease immediately by giving notice to Landlord. If Tenant fails to terminate this lease and if restoration is permitted under the existing laws, Landlord, at its election, can either terminate this I' ease or restore the remises within a reasonable time and this lease shall continue in full force and effect. 18he existing laws do not permit the restoration, either party can terminate this lease immediately by giving notice to the other party.

      In any event, Landlord shall not be required to restore alterations made by Tenant, Tenant's improvements, Tenant's trade fixtures, and Tenant's personal property, such excluded items being the sole responsibility of Tenant to restore.

      In case of destruction there shall be an abatement or reduction of rent, between the date of destruction and the date of completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the premises.

      If the destruction occurs during the last year of the term, Landlord can terminate this lease by giving notice to Tenant not more than 15 days after the destruction.

      Tenant waives the provisions of Civil Code sections 1932(2) and 1933(4) with respect to any destruction of the premises.

      13.2 Uninsured Loss. If the premises are totally or partially destroyed from a cause not covered by the insurance described in section 12.5, Landlord may either elect to restore the premises (subject to the same time limitations and provisions as in 13.1) or terminate this lease by giving written notice to Tenant within 20 days after the date of destruction, provided, however, that if the uninsured destruction was caused by a negligent or willful act of Tenant, Tenant shall make the repairs at Tenant's expense and there shall be no abatement of rent between the date of destruction and the date of completion of restoration.


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14.   CONDEMNATION

      If the premises or any portion thereof are taken under the owner of eminent domain, or sold under the threat of the exercise of raid power (all of which are herein referred to as "condemnation"), this lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the premises, or more than 25% of the land area of the premises which is not occupied by any building, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing only within 10 days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this lease as of the date the condemning authority takes such possession. If Tenant does not terminate this lease in accordance with the foregoing, this lease shall remain in full force and effect as to the portion of the premises remaining except the rent shall be reduced in the proportion that the floor area of the building then bears to the total floor area of the building situated on the premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this lease is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair and damage to the premises caused by such condemnation except to the extent Tenant has been reimbursed therefor by the condemning authority.

15.   ASSIGNMENT

      15.1 Prohibition Against Voluntary Assignment, Subletting and Encumbering. Tenant shall not voluntarily assign or encumber its interest in this lease or in the premises, or sublease all or any part of the premises, or allow any other person or entity to occupy or use all or any part of the premises, without first obtaining Landlord's consent. Any assignment, encumbrance, or sublease without Landlord's consent shall be voidable and, at Landlord's elections, shall constitute a default. No consent to any assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this paragraph.

      If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 51% of the value of the assets of Tenant, shall be deemed a voluntary assignment. The phase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least 51% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. This paragraph shall not apply to corporations the stock of which is traded through an exchange or over the counter.

      15.2 Involuntary Assignment. No interest of Tenant in this lease shall assignable by operation of law. Each of the following acts shall be considered an involuntary assignment.

            (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which the Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

            (b)   If a writ of attachment or execution is levied on this lease;

            (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the premises.

      An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

      15.3 Landlord's Expenses. If Landlord consents to an assignment, sublease or other transfer by Tenant of all or an portion of Tenant's interest under this Lease, or to a waiver of lien as may be requested by Tenant, Tenant shall pay or cause to be paid to Landlord, an administrative fee of not less than Five Hundred and No/100 Dollars ($500.00) to reimburse Landlord for administrative expenses and for legal, accounting and other out of pocket expenses incurred by Landlord.

16.   DEFAULT; REMEDIES

      16.1 Default. The occurrence of any of the following shall constitute a default by Tenant:

            (a)   Failure to pay rent or make any other payment when due.

            (b) Abandonment and vacation of the premises (failure to occupy and operate the premises for 10 consecutive days shall be deemed an abandonment and vacation).

            (c) Failure to perform any other provision of this lease if the failure to perform is not cured within 15 days after notice has been given to Tenant. If the default cannot reasonably be cured within 15 days, Tenant shall not be in default of this lease if Tenant commences to cure the default within the 15 day period and diligently and in good faith continues to cure the default.

      16.2 Remedies. Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

            (a) Landlord can continue this lease in full force and effect, and the lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord call enter the premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the premises, including, without limitation, brokers' commissions, expenses of remodeling the premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this lease. Tenant shall pay to Landlord the rent due under this lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this lease unless Landlord notifies Tenant that Landlord elects to terminate this lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the premises, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

      If Landlord elects to relet the premises as provided in this paragraph, rent that Landlord receives from reletting shall be applied to the payment of:

      First, any indebtedness from Tenant to Landlord other than rent due from Tenant;

      Second, all costs, including for maintenance, incurred by Landlord in reletting;

      Third, rent due and unpaid under this lease. After deducting the payments referred to in this paragraph, an sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay Landlord, in addition to the remaining rent due, all costs, including for maintenance, Landlord incurred in reletting that remain after applying the rent received from the reletting as provide in this paragraph.

            (b) Landlord can terminate Tenant's right to possession of the premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this lease. Acts of maintenance, efforts to relet the premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of the lease; (ii) the worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; (iii) the worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth, at the time of the award," as usual in subparts (i) and (ii) above, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth, at the time of the award," as used in subpart (iii) above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

            (c) If Tenant is in default of this lease Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Land lord to terminate this lease.

            (d) Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional rent.

      16.3 Interest on Unpaid Rent. Rent not paid when due shall bear interest from the date due until paid at the rate of 10% per annum; provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

      16.4  Late  Charge.  Tenant  acknowledges  that late  payment by Tenant to
Landlord of rent will cause Landlord to incur costs not contemplated by the lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges. Therefore, if any installment of rent due from Tenant is not received by Landlord within ten (10) days after it is due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant.

      16.5 Returned Checks. If any check of Tenant is returned for insufficient funds, Tenant shall pay Landlord a $50.00 processing charge, in addition to payment of the amount due plus applicable interest and late charges; provided, however, this provision is not intended to relieve Tenant from any default in the making of any payment at the time and in the manner herein specified. If more than one check of Tenant is returned for insufficient funds, Landlord may require, upon service of 30 days' written notice, that all future rent be paid by cashiers check, certified check or money order.

17.   SIGNS

      Tenant shall not place or permit to be placed any sign, marquee or awning on the front of said premises without the written consent of Landlord. Tenant, upon request of Landlord, shall immediately remove any unapproved sign or decoration which Tenant has placed or permitted to be placed in, on, or about the front of the premises which, in is objectionable or offensive, and if Tenant fails so to do, Landlord may enter said premises and remove the same. Tenant is required to place signage on the premises. Landlord has reserved the exclusive right to the exterior sidewalks, rear wall and roof of said premises, and Tenant shall not place or permit to be placed upon said sidewalks, rear wall or roof, any sign, advertisement or notice without the written consent of Landlord.

      In order to keep a continuity of appearance of the buildings, signage will be limited to a size and type specified by the Landlord. The approved types of signs consist of raised-cutout plastic covered foam letters on building and laminate letter inserts on pole sighs. Within 90 days of lease commencement, Tenant shall have presented sign sketch and layout for Landlord approval, as well as coordinated the placement and full completion of the approved signage. All signage requires prior written approval of the copy. Size and color by the Landlord. Tenant is responsible for the removal of signage upon vacating the premises.

18.   LANDLORD'S ACCESS TO PREMISES

      Landlord and its authorized representatives shall have the right to enter the premises at all reasonable times for any of the following purposes:

      a. To determine whether the premises are in good condition and whether Tenant is complying with its obligations under this lease;

      b. To do any necessary maintenance and to make any restoration to the premises that Landlord has the right or obligation to perform;

      c. To serve, post, or keep posted any notice required or allowed under the provisions of this lease;

      d. To post "for sale" signs at any time during the term and to post "for rent" or "for lease" signs during the last 120 days of the term, or during any period while Tenant is in default; and

      e. To show the premises to prospective purchasers, lenders, brokers, or Tenants, at any time during the term.

19.   SUBORDINATION

      This lease is and shall be subordinate to ally encumbrance now of record or recorded after the date of this lease affecting the premises. Such subordination is effective without any further act of Tenant. Tenant shall from time to time on request from Landlord execute and deliver any documents or instruments that may be required by a lender to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

20.   ESTOPPEL CERTIFICATE

      Tenant, within 10 days after notice from Landlord, shall execute and deliver to Landlord a certificate stating that this lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of minimum monthly rent, the dates to which the rent has been aid in advance, and the amount of any security deposit or repaid rent. Tenant's Failure to deliver such statement within such time shall be conclusive upon Tenant that this lease is in full force and effect and has not been modified except as ma be represented by Landlord, that not more than one month's rent or other charges have been paid in advance, and that Landlord is not in default under this lease.

21.   NOTICES

      All notices to be given to Tenant shall be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Tenant at the premises, whether or not Tenant has departed from, abandoned or vacated the premises. All notices to be given to Landlord shall be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to the Landlord at the place designated by Landlord for the payment of rent, or at such other place or places as may be designated from time to time by Landlord.

22.   WAIVER

      No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other that the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of rent, and such acceptance does not relieve Tenant's liability for any late charge due on such rent payment accepted by Landlord.

23.   ATTORNEYS' FEES

      If either party commences an action against the other party as to rent due under the lease or for to enforce the other terms of the lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and costs of suit.

24.   HOLDING OVER

      If Tenant, with Landlord's consent, remains in possession of the premises or any art thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all of the provisions of this lease pertaining to the obligations of Tenant, but all options and rights of first refusal, if any, granted under the terms of this lease shall be deemed terminated and be of no further effect during said month to month tenancy.

25.   MISCELLANEOUS PROVISIONS

      25.1 Time of Essence. Time is of the essence of each provision of this lease.

      25.2 Consent of Parties. Whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval.

      25.3 Provisions Are Covenants and Conditions. All provisions, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

      25.4 Successors. This lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in paragraphs 15.1 and 15.2.

      25.5 Additional Rent. Any monetary obligations of Tenant to Landlord under the terms of this lease shall be deemed to be rent.

      25.6 Rent Payable in U.S. Money. Rent payable under this lease must be paid in lawful money of the United States.

      25.7 Severability. The unenforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid, or illegal.

      25.8 Captions. The captions of this lease shall have no effect on its interpretation.

      25.9  Joint and  Several  Obligations.  "Party"  shall  mean  Landlord  or
Tenant; and if more than one person or entity is Landlord or Tenant, the obligations imposed on that party shall be joint and several.

      25.10 Authority. If Tenant is a corporation, trust, or general or limited partnership, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of such entity. If Tenant is a corporation, trust or partnership, at the request of Landlord, Tenant shall, within thirty (30) days after execution of this lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

      25.11 Integrated Agreement; Modification.This Lease contains all the agreements of the parties and cannot be amended or modified except by a written agreement.

      25.12 Execution of Lease. The delivery of this lease by Landlord to Tenant shall not be deemed to be an offer or reservation of the premises for Tenant. Delivery of the lease, full executed by Tenant, to Landlord constitutes an offer to lease the premises, and this base shall only become effective and binding upon Landlord's execution hereof and delivery of a signed copy to Tenant.

                           R.S.  HOYT,  JR. FAMILY TRUST dated June 23, 1980

                           By /S/ R.S. Hoyt, JR.,
                              --------------------------------------
                              R.S. Hoyt Jr., Trustee

                                                   LANDLORD



                           By /S/ William Joseph Gledhill
                              --------------------------------------
                              WILLIAM JOSEPH GLEDHILL, an Individual

                           By /S/ David Michael Lyons
                              --------------------------------------
                              DAVID MICHAEL LYONS, an Individual

                                                   TENANT

                                   EXHIBIT "A"












                    2301 E. Via Burton St., Anaheim, CA 92806


3.3 Landlord Improvements. Landlord, at Landlord's sole cost and expense shall refurbish the following:

      a)    Repair or replace ground level door at rear of facility.
      b)    Make in good operating condition existing "roll gate" at Truckwell;

3.4 Tenant Improvements. Landlord shall permit Tenant at Tenant's sole expense to:

      d) Modify or remove any portion or all of offices as per attached Exhibit with no liability of returning to same condition upon vacating premises;
      e) With Landlord's review and overnight or construction and engineering, Tenant shall be permitted to construct a "man door or double man door and opening" at the location per attached Exhibit;


                             R.S.  HOYT,  JR.  FAMILY  TRUST dated June 23, 1980

                             By /S/ R.S. Hoyt, JR.,
                                ----------------------------------------------
                             R.S. Hoyt Jr., Trustee
                                                       LANDLORD



                             By /S/ William Joseph Gledhill
                                ----------------------------------------------
                                    WILLIAM JOSEPH GLEDHILL, an Individual

                             By /S/ David Michael Lyons
                                ----------------------------------------------
                                    DAVID MICHAEL LYONS, an Individual

                                                       TENANT